SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 April 1, 2004
                       (Date of earliest event reported)

                               RYERSON TULL, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    1-9117                 36-3425828
       (State or Other              (Commission             (IRS Employer
       Jurisdiction of             File Number)            Identification
       Incorporation)                                          Number)


                 2621 West 15th Place, Chicago, Illinois 60608
               (Address of Principal Offices, including zip code)


                     (773) 762-2121 (Registrant's telephone
                          number, including area code)



Item 5.  Other Events

AMENDMENT AND RESTATEMENT OF RIGHTS AGREEMENT

                  On April 1, 2004, the Board of Directors of Ryerson Tull, Inc. (the "Company"), approved an amendment and restatement (the "Restatement") of the Rights Agreement, as amended and restated as of December 10, 1998 and further amended and restated as of September 22, 1999, between the Company and The Bank of New York (the "Rights Agent"), as successor Rights Agent to Harris Trust and Savings Bank (the "Rights Agreement"). The Restatement removes provisions in the Rights Agreement that provided that, during the six month period following a change of control of the Board of Directors of the Company (resulting in a majority of the Board of Directors being comprised of persons who were not nominated by the Board of Directors in office immediately prior to such election) that occurs within nine months after an unsolicited third party acquisition or business combination proposal, the Rights would only be redeemable by the Board of Directors either (1) if they have followed certain prescribed procedures or (2) in any other case, provided that, if in any such other case their decision regarding redemption and any acquisition or business combination is challenged as a breach of fiduciary duty of care or loyalty, the directors can establish the entire fairness of such decision without the benefit of any business judgment rule or other presumption.

                  The foregoing description of the Restatement does not purport to be complete and is qualified in its entirety by reference to the amended and restated Rights Agreement which is attached hereto as an exhibit and incorporated herein by reference.

Item 7.           Exhibits

                  4.1 Rights Agreement, as amended and restated as of April 1, 2004, between the Company and The Bank of New York, as successor Rights Agent to Harris Trust and Savings Bank (incorporated herein by reference to the Form 8-A/A-3 of the Company, filed on April 1, 2004).


                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RYERSON TULL, INC.


Dated: April 1, 2004                        By:  /s/      Joyce E. Mims
                                                 ---------------------------
                                                 Name:    Joyce E. Mims
                                                 Title:   Vice President and
                                                          General Counsel





                                 EXHIBIT INDEX


Exhibit
Number                                               Description


4.1 Rights Agreement, as amended and restated as of April 1, 2004, between the Company and The Bank of New York , as successor Rights Agent to Harris Trust and Savings Bank (incorporated herein by reference to the Form 8-A/A-3 of the Company, filed on April 1, 2004).